UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 6, 2012

OXIS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-08092	94-1620407
(Commission File Number)	(I.R.S. Employer Identification No.)
468 N. Camden Dr., 2nd Floor Beverly Hills, California	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 860-5184
(Registrant’s Telephone Number, Including Area Code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On November 6, 2012, the Company issued a press release announcing its October 2012 revenues. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release dated November 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2012	OXIS INTERNATIONAL, Inc.

	By:	/s/ David Saloff
David Saloff
Chief Executive Officer
(Principal Executive Officer)